1

N
EWS
R
ELEASE

EVEREST RE GROUP,

LTD.
Seon Place, 141 Front Street, 4
th

Floor, Hamilton HM 19, Bermuda

Contacts
Media:   Dane   Lopes   Investors: Jon   Levenson
Group Head of Marketing   &   Communications   Head of Investor   Relations
Everest Global   Services,   Inc.   Everest Global Services, Inc.
203.388.3977   908.604.3169

For Immediate Release

Everest

Provides

Preliminary

Information

on Fourth

Quarter

and Full

Year 2020 Results

HAMILTON,

Bermuda --

(BUSINESS WIRE)

– January

25, 2021

– Everest Re Group, Ltd. (“Everest” or
the “Company”)

announced today preliminary

financial results in

advance of its

full quarterly and

full year
earnings to be released on February 8, 2021.

Inclusive

of

the

items

noted

below,

Everest

expects

to

report

full

year

2020

net

income

of

$475-$525
million and operating income of $275-$325 million.

Everest

is

estimating

pre-tax

net

catastrophe

losses

for

the

fourth

quarter

2020

of

$70

million,

net

of
reinsurance and

reinstatement premiums.

The estimate

includes the

impact of

Hurricanes Delta,

Zeta, Eta,
Iota,

and

the

Queensland

Australia

Hailstorm.

These

catastrophe

losses

include

$60

million

in

the
Company’s Reinsurance segment and $10 million in the Insurance segment.

Everest is

also estimating

pre-tax net

Covid-19 Pandemic

(“Pandemic”) losses

for the

fourth quarter

2020
of

$76

million

primarily

for

third-party

lines.

This

amount

includes

$56

million in

the

Company’s
Reinsurance

segment

and $20

million in

the

Insurance

segment

and

is

in

addition

to

the $435

million of
Pandemic

losses

estimated

in

the

first

nine

months

of

2020.

For

full

year

2020,

the

total

Pandemic

loss
provision is $511 million -- over 80% is IBNR.

After a comprehensive

annual review

of all

reinsurance and

insurance reserves,

Everest is

increasing prior
year loss

reserves by $400

million. The

amount is

equal to

3.0% of

net loss

reserves as

of September

30,
2020.

This

reserve

strengthening

is

all

in

the

Company’s

Reinsurance

segment

and

primarily

in

long-tail
classes for the 2015-2018 accident

years notably general liability,

professional lines, and auto liability.

The
reserve charge also includes actions on non-CAT

property lines, primarily for the 2017-2019 accident years
and driven by a few large losses to aggregate programs.

Everest Re Group President & CEO Juan C. Andrade commented:

“We

remain

focused

on

the

relentless

execution

of

our

strategies

to

create

a

diversified

portfolio

that
achieves superior risk adjusted returns and

value to our shareholders and customers.

The decisive reserving
actions

we

are

announcing

today

recognize

the

social

inflation

trends

affecting

the

overall

U.S.

Casualty
market and enhance

our already strong

balance sheet. We

have proactively acted

on the affected

portfolios
and we

have confidence

in our

in-force book.

We

are bullish

about our

future and

the earnings

generating
power of our franchise.

Everest continues

to benefit

from excellent

financial strength

and strong

enterprise risk

management. The
fundamentals

of

our

business

are

strong.

Our

Company

is

well

positioned

to

succeed

in

any

market
conditions,

as

evidenced

by

our

growth

and

our

improved

underlying

results

despite

the

many

global
challenges

in

2020.

Our

strong

management

team,

employees,

global

platform,

and

excellent

capabilities
continue to provide superior solutions to our business partners and customers.”

This

news

release

contains

forward-looking

statements

within

the

meaning

of

the

U.S.

federal

securities
laws. We

intend these forward

-looking statements to be

covered by the

safe harbor provisions

for forward-
looking

statements

in

the

U.S.

Federal

securities

laws.

These

statements

involve

risks

and

uncertainties
that

could

cause

actual

results

to

differ

materially

from

those

contained

in

forward-looking

statements
made

on

behalf

of

the

Company.

These

risks

and

uncertainties

include

the

impact

of

general

economic
conditions and

conditions affecting

the insurance

and reinsurance

industry,

the adequacy

of our

reserves,
our

ability

to

assess

underwriting

risk,

trends

in

rates

for

property

and

casualty

insurance

and
reinsurance,

competition,

investment

market

and

investment

income

fluctuations,

trends

in

insured

and
paid losses, catastrophes,

pandemic, regulatory

and legal uncertainties

and other factors

described in

our
latest Annual

Report on

Form 10-K.

The Company

undertakes no

obligation

to publicly

update or

revise
any forward-looking statements, whether as a result

of new information, future events or otherwise.

About Everest Re Group, Ltd.

Everest

Re

Group,

Ltd.

(“Everest”)

is

a

leading

global

provider

of

reinsurance

and

insurance,

operating
for

close

to

50

years

through

subsidiaries

in

the

U.S.,

Europe,

Singapore,

Canada,

Bermuda,

and

other
territories.

Everest offers

property,

casualty,

and specialty products

through its various

operating affiliates

located in
key markets around the world.

Everest common stock (NYSE:RE) is a component of the S&P 500 index.

Additional information about Everest, our people, and our products can be found on our website at
www.everestre.com . All issuing companies may not do business in all jurisdictions.